EXHIBIT 10.3

MERIX CORPORATION

4% Convertible Senior Subordinated Notes due 2013

Registration Rights Agreement

May 16, 2006

Thomas Weisel Partners LLC

One Montgomery Street, Suite 3700

San Francisco, California 94104

Ladies and Gentlemen:

Merix Corporation, an Oregon corporation (the “Company”), proposes to issue and sell to Thomas Weisel Partners LLC (the “Initial Purchaser”) upon the terms set forth in a purchase agreement dated as of May 10, 2006 (the “Purchase Agreement”), $60,000,000 aggregate principal amount (plus up to an additional $10,000,000 principal amount pursuant to an option granted to the Initial Purchaser) of its 4% Convertible Senior Subordinated Notes due 2013 (the “Securities”). The Securities will be convertible into shares of the Company’s common stock, no par value per share (the “Common Stock”), at the conversion price set forth in the Offering Circular dated May 11, 2006. The Securities will be issued pursuant to an Indenture, dated as of May 16, 2006 (the “Indenture”), among the Company and U.S. Bank National Association, as trustee (the “Trustee”). As an inducement to the Initial Purchaser to enter into the Purchase Agreement, the Company agrees with the Initial Purchaser, for the benefit of the Holders (as hereinafter defined), as follows:

1. Definitions.

(a) Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

“Additional Interest” has the meaning assigned thereto in Section 7(b) hereof.

“Affiliate” of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means this Registration Rights Agreement, as the same may be amended from time to time.

“Closing Date” means the Closing Date as defined in the Purchase Agreement.

“Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“DTC” means The Depository Trust Company.

“Default Date” has the meaning assigned thereto in Section 7(b) hereof.

“Default Period” has the meaning assigned thereto in Section 7(b) hereof.

“Default Termination Date” has the meaning assigned thereto in Section 7(b) hereof.

“Effective Date” has the meaning assigned thereto in Section 2(b)(i) hereof.

“Effective Time” means the time at which the Commission declares the Shelf Registration Statement effective or at which the Shelf Registration Statement otherwise becomes effective.

“Electing Holder” has the meaning assigned thereto in Section 3(a)(iii) hereof.

“Event of Default” has the meaning assigned thereto in Section 7(a) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” means any person that is the record owner of Registrable Securities (and includes any person that has a beneficial interest in any Registrable Security in book-entry form).

“Managing Underwriters” means the investment banker(s) or manager(s) that shall administer an underwritten offering, if any, conducted pursuant to Section 6 hereof.

“NASD Rules” means the rules of the National Association of Securities Dealers, Inc., as amended from time to time.

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Appendix A to the Offering Circular.

“Offering Circular” means that certain Offering Circular dated May 11, 2006 relating to the issuance of the Securities.

The term “person” means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

“Registrable Securities” means all or any portion of the Securities issued from time to time under the Indenture in registered form and the shares of Common Stock issuable upon conversion, repurchase or redemption of such Securities; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

“Registration Expenses” shall mean any and all expenses incident to the Company’s performance of and compliance with this Agreement, including without limitation: (i) all registration and filing fees and expenses (including, without limitation, fees and expenses (x) with respect to filings to be made pursuant to the NASD Rules and (y) incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Registrable Securities)); (ii) all expenses of any persons in preparing or assisting in preparing, word processing, printing and distributing the Shelf Registration Statement, the Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement; (iii) all rating agency fees; (iv) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws; (v) expenses of printing certificates for Registrable Securities in a form eligible for deposit with DTC; (vi) the fees and disbursements of the Trustee and its counsel; (vii) the fees and disbursements of counsel for the Company; and (viii) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance.

“Registration Period” has the meaning assigned thereto in Section 2(b)(i) hereof.

“Restricted Security” means any Security or share of Common Stock issuable upon conversion thereof except any such Security or share of Common Stock that (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), or (iii) has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section 3.5(3) of the Indenture.

“Rules and Regulations” means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

“Securities Act” means the Securities Act of 1933, as amended.

“Shelf Registration Statement” means a “shelf” registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.

The term “underwriter” means any underwriter of Registrable Securities in connection with an offering thereof under the Shelf Registration Statement.

(b) Wherever there is a reference in this Agreement to a percentage of the “principal amount” of Registrable Securities or to a percentage of Registrable Securities, Common Stock shall be treated as representing the principal amount of Securities that was surrendered for conversion or exchange in order to receive such number of shares of Common Stock.

2. Shelf Registration.

(a) The Company shall, no later than 90 calendar days following the Closing Date, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, thereafter, shall use its reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as soon as practicable and in any event no later than 180 calendar days following the Closing Date; provided, however, that no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder is an Electing Holder.

(b) The Company shall use its reasonable efforts:

(i) to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by Holders until the earliest of: (A) the sale of all Registrable Securities covered by the Shelf Registration Statement; (B) the expiration of the period referred to in Rule 144(k) of the Securities Act, or any successor rule thereto, with respect to all Registrable Securities (assuming for the purposes hereof that the Holders are not Affiliates of the Company); and (C) two years from the date (the “Effective Date”) such Shelf Registration Statement is declared effective (such period being referred to herein as the “Registration Period”). The Company shall be deemed not to have used its reasonable efforts to keep the Shelf Registration Statement effective during the Registration Period if the Company voluntarily takes any action that would result in Holders of Registrable

Securities covered thereby not being able to offer and sell any of such Registrable Securities during that period, unless such action is (1) required by applicable law and the Company thereafter promptly complies with the requirements of Section 3(j) below or (2) permitted pursuant to Section 2(c) below;

(ii) after the Effective Time, promptly upon the request of any Holder that is not then an Electing Holder, to take any action reasonably necessary to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such Holder as a selling securityholder in the Shelf Registration Statement as contemplated by Section 3(a)(ii) hereof; provided, however, that nothing in this subparagraph shall relieve such Holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(ii) hereof; and

(iii) if at any time the Securities, pursuant to Article XII of the Indenture, are convertible into securities other than Common Stock, to cause, or to cause any successor under the Indenture to cause, such securities to be included in the Shelf Registration Statement no later than the date on which the Securities may then be convertible into such securities.

(c) The Company may suspend the use of the Prospectus for a period not to exceed 45 days in any 90-day period or an aggregate of 90 days in any 365-day period if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company’s obligations hereunder), including the acquisition or divestiture of assets, pending corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.

3. Registration Procedures. In connection with the Shelf Registration Statement, the following provisions shall apply:

(a) (i) Not less than 30 calendar days prior to the Effective Time, the Company shall mail the Notice and Questionnaire to the Holders. No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no Holder shall be entitled to use the Prospectus for resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, Holders shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company.

(ii) After the Effective Time, the Company shall, upon the request of any Holder that is not then an Electing Holder, promptly send a Notice and Questionnaire to such Holder. The Company shall not be required to take any action to name such Holder as a selling securityholder in the Shelf Registration Statement or to enable such Holder to use the Prospectus for resales of Registrable Securities until such Holder has returned a completed and signed Notice and Questionnaire to the Company. Upon receipt of a completed and signed Notice and

Questionnaire, the Company shall as promptly as practicable thereafter, and in any event upon the later of (A) fifteen (15) days after the date of receipt of such Notice and Questionnaire or (B) if the use of the Prospectus has been suspended by the Company under Section 2(c) hereof at the time of receipt of the Notice and Questionnaire, ten (10) days after the expiration of the period during which the use of the Prospectus is suspended, (1) if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the Prospectus or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, (2) if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date that is forty-five (45) days after the date such post-effective amendment is required by this clause to be filed. Notwithstanding the foregoing, the Company shall not be required to file more than one post-effective amendment to the Shelf Registration Statement during any thirty (30) day period.

(iii) The term “Electing Holder” shall mean any Holder that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(i) or 3(a)(ii) hereof.

(b) The Company shall (i) furnish to each Electing Holder, prior to the Effective Time, a copy of the Shelf Registration Statement initially filed with the Commission, and shall furnish to such Holders, prior to the filing thereof with the Commission, copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein (other than supplements that do nothing more than name Holders and provide information with respect thereto), and shall use its reasonable efforts to reflect in each such document, at the Effective Time or when so filed with the Commission, as the case may be, such comments as such Holders and their respective counsel reasonably may propose and which the Company receives at least 5 days prior to the filing of such document, and (ii) name the Electing Holders as selling securityholders in the Shelf Registration Statement.

(c) The Company shall promptly take such action as may be necessary so that (i) the Shelf Registration Statement and any amendment thereto and the Prospectus and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act, the Exchange Act and the Rules and Regulations, (ii) the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) The Company shall promptly notify each Electing Holder in writing:

(i) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when a Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the Commission after the Shelf Registration Statement has become effective for amendments or supplements to the Shelf Registration Statement or the Prospectus or for additional information;

(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

(iv) if the Company receives any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

(v) of the happening of any event or the existence of any state of facts that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

A notice pursuant to clauses (ii) through (v) above may be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made or such other action is taken to remedy the fact or event that led to the suspension of the use of the Prospectus.

(e) The Company shall use its reasonable efforts: (i) to prevent the issuance of any order suspending the effectiveness of the Shelf Registration Statement; (ii) if issued, to obtain the withdrawal of any such order at the earliest possible time; and (iii) to provide prompt notice to each Electing Holder of the withdrawal of such order.

(f) The Company shall furnish to each Electing Holder, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such Electing Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

(g) The Company shall, during the Registration Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Electing Holder may reasonably request in connection with the offering and sale of the Registrable Securities. The Company consents (except during the periods specified in Section 2(c) above or during the continuance of any event described in clauses (ii) through (v) of Section 3(d) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Registration Period.

(h) The Company shall: (i) prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, register or qualify or cooperate with the Electing Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Electing Holder may reasonably request; (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement; and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h) or (B) file any general consent to service of process in any jurisdiction where it is not then so subject.

(i) Except with respect to Registrable Securities in book-entry only form, the Company shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which shall be free of any restrictive legends and in such denominations and registered in such names as the Electing Holders may request a reasonable period of time prior to sales of such Registrable Securities pursuant to the Shelf Registration Statement.

(j) Upon the occurrence of any fact or event contemplated by clauses (ii) through (v) of Section 3(d) above during the Registration Period, the Company shall promptly prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document or take such other action so that, (A) with respect to clauses (ii) through (iv) of Section 3(d), the fact or event which has led to the suspension of the use of the Prospectus is remedied, and (B) with respect to clause (v) of Section 3(d), as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company provides notice to the Electing Holders of the occurrence of any fact or event contemplated by clauses (ii) through (v) of Section 3(d) above along with an instruction to suspend the use of the Prospectus, the Electing Holder shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made or such other action is taken to remedy the fact or event that led to the suspension of the use of the Prospectus.

(k) Not later than the Effective Time, the Company shall provide a CUSIP number for the Registrable Securities that are debt securities.

(l) The Company will comply with all Rules and Regulations to the extent and so long as they are applicable to the Shelf Registration Statement and will make generally available to its securityholders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period. For purposes of this paragraph, the term “effective date” with respect to the Shelf Registration Statement shall have the meaning assigned to it in paragraph (c) of Rule 158 (or any successor provision thereto) under the Securities Act.

(m) Not later than the Effective Time, the Company shall cause the Indenture to be qualified under the Trust Indenture Act. In connection with such qualification, the Company shall cooperate with the Trustee and the Holders (as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and shall use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 3(m) involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(n) The Company shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering in accordance with Section 6 below) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities.

(o) In connection with the disposition of the Securities, the Company shall: (i) make available for inspection by the Electing Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney, accountant or other agent retained by such Electing Holders or any such underwriter, at reasonable times and in a reasonable manner, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; and (ii) cause the Company’s officers, directors and employees to supply all information reasonably requested by such Electing Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations in connection with the sale of securities of a public company; provided that such inspection and information gathering shall, to the greatest extent possible, be coordinated by one counsel designated by and on behalf of the Electing Holders and other parties; provided, further, that such persons shall, at the Company’s request, first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purpose of exercising rights under this Agreement; and provided, further, that the Company shall not be required to disclose any information subject to the attorney-client or attorney work product privilege if and to the extent such disclosure would constitute a waiver of such privilege.

(p) The Company will use its reasonable best efforts to cause the Common Stock issuable upon conversion of the Securities to be listed on the Nasdaq National Market or other stock exchange or trading system on which the Common Stock primarily trades on or prior to the 60th calendar day following the Closing Date.

(q) In the event that any broker-dealer registered under the Exchange Act shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Shelf Registration Statement, whether as an Electing Holder or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (i) if the NASD Rules shall so require, engaging a “qualified independent underwriter” (as defined in Rule 2720 of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

(r) The Company shall use its reasonable efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

(s) The Company may require each Electing Holder to furnish to the Company such information regarding the Electing Holder and the distribution of the Registrable Securities as the Company may from time to time reasonably request for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Registrable Securities of any Electing Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

4. Registration Expenses. The Company will bear all Registration Expenses incurred in connection with the performance of its obligations hereunder. The Company will also bear or reimburse the Electing Holders for the reasonable fees and disbursements of one counsel for the Holders (to the extent and as determined by a majority of the Electing Holders) in connection with the Shelf Registration Statement. Each Electing Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, and, subject to the preceding sentence, the expenses of its own counsel, relating to the sale or disposition of such Electing Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

5. Indemnification and Contribution.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Electing Holder and each person, if any, who controls any Electing Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Electing Holder furnished to the Company in writing by such Electing Holder expressly for use in the Shelf Registration Statement, any amendment thereof, any preliminary prospectus, the Prospectus or any amendments or supplements thereto. In connection with any underwritten offering permitted hereunder, the Company will also indemnify the underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Electing Holders, if requested by such Electing Holders.

(b) Indemnification by the Electing Holders. Each Electing Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Electing Holder furnished to the Company in writing by such Electing Holder expressly for use in the Shelf Registration Statement, any amendment thereof, any preliminary prospectus, the Prospectus or any amendments or supplements thereto. In no event shall the liability of any Electing Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Electing Holder from the sale of such Electing Holder’s Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to the Shelf Registration Statement.

(c) Indemnification Procedures. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 5, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Electing Holders and such control persons of any Electing Holders, such firm shall be designated in writing by the Electing Holders holding a majority of the Registrable Securities covered by the Shelf Registration Statement with the approval of the Company, which approval shall not be unreasonably withheld. In the case of any such separate firm for the Company and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) Contribution Agreement. To the extent the indemnification provided for in paragraph (a) or paragraph (b) of this Section 5 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Electing Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Electing Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Electing Holders’ respective obligations to contribute pursuant to this Section 5(d) are several in proportion to the respective principal amount of Registrable Securities of each such Electing Holder that were registered pursuant to the Shelf Registration Statement, and not joint.

(e) Contribution Amounts. The Company and the Electing Holders agree that it would not be just or equitable if contribution pursuant to Section 5(d) were determined by pro rata allocation (even if the Electing Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 5(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, no Electing Holder shall be required to contribute any amount in excess of the amount by which the total price at which Registrable Securities sold by such Electing Holder exceeds the amount of any damages that such Electing Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) Remedies Not Exclusive. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

(g) Survival of Provisions. The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Electing Holder or any person controlling any Electing Holder, or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) any sale of the Registrable Securities pursuant to the Shelf Registration Statement.

6. Underwritten Offering. Any Holder who desires to do so may sell Registrable Securities (in whole or in part) in an underwritten offering; provided that (i) the Electing Holders of at least 33-1/3% in aggregate principal amount of the Registrable Securities then covered by the Shelf Registration Statement shall request such an offering and (ii) at least such aggregate principal amount of such Registrable Securities shall be included in such offering; and provided further that the Company shall not be obligated to cooperate with more than one underwritten offering during the Registration Period. Upon receipt of such a request, the Company shall provide all Holders written notice of the request, which notice shall inform such Holders that they have the opportunity to participate in the offering. In any such underwritten offering, the Managing Underwriters will be selected by, and the underwriting arrangements with respect thereto (including the size of the offering) will be approved by, the holders of a majority of the Registrable Securities to be included in such offering; provided, however, that such Managing Underwriters and underwriting arrangements must be reasonably satisfactory to the Company. No Holder may participate in any underwritten offering contemplated hereby unless (a) such Holder agrees to sell such Holder’s Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements, (b) such Holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, and (c) if such Holder is not then an Electing Holder, such Holder returns a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(ii) hereof within a reasonable amount of time before such underwritten offering. Notwithstanding the foregoing, upon receipt of a request from the Managing Underwriters or a representative of holders of a majority of the Registrable Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 30 days if the Board of Directors of the Company shall have determined in good faith that the Company has a bona fide business reason for such delay.

7. Additional Interest.

(a) The occurrence of any of the following will constitute an “Event of Default” hereunder:

(i) the Company fails to file a Shelf Registration Statement with the Commission on or prior to the 90th day following the Closing Date;

(ii) such Shelf Registration Statement is not declared effective by the Commission on or prior to the 180th day following the Closing Date;

(iii) the Company fails to file a post-effective amendment to the Shelf Registration Statement, or the post-effective amendment is not declared effective, within the periods required by Section 3(a)(ii) hereof; or

(iv) the Shelf Registration Statement ceases to be effective (or the Company prevents or restricts Holders from effecting sales pursuant thereto) for more than 45 days, whether or not consecutive, in any 90-day period, or for more than 90 days, whether or not consecutive, during any 365-day period. In calculating the 45 or 90 day period, days on which the Company has been obligated to pay Additional Interest in respect of a prior Event of Default under this clause (iv) within the applicable 90-day or 365-day period, as the case may be, shall not be included.

(b) Upon the occurrence of any Event of Default, the Company shall be required to pay additional interest (“Additional Interest”) at a rate per annum equal to one-quarter of one percent (0.25%) of the aggregate principal amount of Registrable Securities, from and including the Default Date (as hereinafter defined) to but excluding the Default Termination Date (as hereinafter defined) (the “Default Period”); provided, however, that if the Default Period exceeds 90 days, from and after the 91st day after the Default Date such Additional Interest shall accrue at a rate per annum equal to one-half of one percent (0.50%) of the aggregate principal amount of Registrable Securities. The term “Default Date” shall mean: (i) with respect to clause (i) of Section 7(a) above, the 91st calendar day following the Closing Date; (ii) with respect to clause (ii) of Section 7(a) above, the 181st calendar day following the Closing Date; (iii) with respect to clause (iii) of Section 7(a) above, the first day following the date upon which the post-effective amendment was required to be filed or declared effective, as the case may be, pursuant to Section 3(a)(ii) above; and (iv) with respect to clause (iv) of Section 7(a) above, the 46th day of such 90-day period or the 91st day of such 365-day period, as the case may be. The term “Default Termination Date” shall mean (x) with respect to clauses (i) through (iii) of Section 7(a) above, the date the Shelf Registration Statement or the post-effective amendment, as the case may be, is either so filed or so filed and subsequently declared effective, as the case may be, and (y) with respect to clause (iv) of Section 7(a) above, the date the Shelf

Registration Statement again becomes effective or the Holders of Registrable Securities are again able to make sales under the Shelf Registration Statement. Notwithstanding the foregoing, no Additional Interest shall accrue as to any Registrable Security from and after the earlier of (1) the date such security is no longer a Registrable Security and (2) the expiration of the Registration Period.

(c) Any amounts to be paid as Additional Interest shall be paid semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date (as defined in the Indenture), as applicable, following the applicable Default Date. In determining the amount of Additional Interest to be paid with respect to shares of Common Stock issued upon conversion of the Securities, the rate set forth in Section 7(b) hereof shall be applied to the Conversion Price(s) (as defined in the Indenture) in effect during the applicable Default Period.

(d) Except as provided in Section 8(a) hereof, the Additional Interest shall be the exclusive monetary remedy available to the Holders for Events of Default. In no event shall the Company be required to pay Additional Interest in excess of the applicable maximum amount of one-half of one percent (0.5%) set forth above, regardless of whether one or multiple Events of Default exist.

8. Miscellaneous.

(a) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Initial Purchaser and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Initial Purchaser and such Holders, in addition to any other remedy to which they may be entitled at law or in equity and without limiting the remedies available to the Electing Holders under Section 7 hereof, shall be entitled to compel specific performance of the obligations of the Company under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

(b) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Registrable Securities then outstanding (provided that holders of Common Stock issued upon conversion of Securities shall not be deemed holders of Common Stock, but shall be deemed to be holders of the aggregate principal amount of Securities from which such Common Stock was converted). Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, modification, supplement, waiver or consent effected pursuant to this Section 8(b).

(c) Notices. All notices and other communications provided for or permitted hereunder shall be given as provided in the Indenture.

(d) Parties in Interest. The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities. In the event that any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

(e) Third Party Beneficiaries. The Initial Purchaser (even if the Initial Purchaser is not a Holder of Registrable Securities) shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder. Each Holder of Registrable Securities shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

(f) No Inconsistent Agreements. The Company has not entered into and the Company will not after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not and will not for the term of this Agreement in any way conflict with the rights granted to the holders of the Company’s other issued and outstanding securities under any such agreements.

(g) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(h) Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

(i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

(j) Partial Enforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

(k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(l) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such Holder, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Very truly yours,

MERIX CORPORATION

		By:	/s/ Mark R. Hollinger
Name: Mark R. Hollinger
Title: Chairman, President and Chief Executive Officer
Accepted as of the date first above written:

THOMAS WEISEL PARTNERS LLC

By: Thomas Weisel Partners LLC

By:	/s/ Jack Helfand
Name: Jack Helfand
Title: General Counsel of Investment Banking

[Registration Rights Agreement]